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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 11, 2006

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-14450               22-1916107
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  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)               File Number)         Identification No.)

      125 Phillips Avenue, South Hackensack, New Jersey            07606
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          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 11, 2006, AEP Industries Inc. (the "Company") issued a press release reporting its results of operations for the third quarter of fiscal 2006 and fiscal year-to-date. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99.1 Press release, dated September 11, 2006, reporting the Company's results of operations for the third quarter of fiscal 2006 and fiscal year-to-date.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AEP INDUSTRIES INC.
                                                    ----------------------------
                                                    (Registrant)

Date September 11, 2006
                                                    By: /s/ Lawrence R. Noll
                                                        ------------------------
                                                        Lawrence R. Noll
                                                        Vice President,
                                                        Controller and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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99.1        Press release, dated September 11, 2006, reporting the Company's results of operations for the third quarter of fiscal 2006 and fiscal year-to-date.